Inspire Global Hope ETF

BLES

Inspire Small/Mid Cap Impact ETF

ISMD

Inspire Corporate Bond Impact ETF

IBD

Inspire 100 ETF

BIBL

Inspire International ESG ETF

WWJD

Each a Series of Northern Lights Fund Trust IV (the “Funds”)

Supplement dated August 10, 2020

to the Statement of Additional Information (the “SAI”) dated March 30, 2020,

as supplemented on July 13, 2020

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Effective August 11, 2020, the following replaces the disclosure in the “Transaction Fees” section of the SAI:

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Funds are listed in the table below.

ETFs	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Inspire Global Hope ETF	$500	0.00%
Inspire Small/Mid Cap Impact ETF	$250	0.00%
Inspire Corporate Bond Impact ETF	$250	0.00%
Inspire 100 ETF	$250	0.00%
Inspire International ESG ETF	$500	0.00%

*       As a percentage of the amount invested

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You should read this Supplement in conjunction with the Funds' Supplement dated July 13, 2020 and Prospectus and SAI dated March 30, 2020 which provide information that you should know about each Fund before investing. The Funds' Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting www.inspireetf.com or by calling 1-877-658-9473.